Exhibit 32.1

                      Lions Petroleum, Inc.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

The undersigned officers of Lions Petroleum, Inc. certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

..     the annual report on Form 10-KSB of the Company for the year ended
      September 30, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

..     the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                   /s/ Dale M. Paulson
Date:  January 13, 2006            ____________________________________
                                   Dale M. Paulson
                                   Chief Executive Officer


                                   /s/ Gordon L. Wiltse
Date:  January 13, 2006            ____________________________________
                                   Gordon L. Wiltse
                                   Chief Financial Officer